UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 3, 2018
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On December 3, 2018, Finjan Holdings, Inc. (the “Company”) and its wholly-owned subsidiary, Finjan, Inc. (“Finjan”), announced that Finjan has filed a patent infringement lawsuit against Qualys, Inc., a Delaware corporation with headquarters in Foster City, California (“Qualys”), in the U.S. District Court for the Northern District of California.

Finjan filed the Complaint (Case No. 3:18-cv-07229), on November 29, 2018, and alleges that Qualys’ products and services infringed and are continuing to infringe at least seven of Finjan’s U.S. patents. Specifically, Finjan asserts that Qualys’ Malware Detection Systems (MDS), Web Application Firewall (WAF), Web Application Scanner (WAS), and Vulnerability (VM) solutions, including Qualys Cloud Platform products, infringe U.S. Patent Nos. 6,154,844; 6,965,968; 7,418,731; 7,975,305; 8,141,154; 8,225,408; and 8,677,494 (collectively “the Asserted Patents”). Finjan is seeking, among other things, a jury trial, past damages not less than a reasonable royalty, enhanced damages for willful, wanton and deliberate infringement, and reasonable attorneys' fees and costs for infringement of each of the Asserted Patents. Additionally, Finjan is seeking preliminary and permanent injunctive relief against Qualys and those in privity with them, from infringing and inducing the infringement of the ‘968, ‘731, ‘305, ‘154, and ‘408 Patents.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 3, 2018, entitled “Finjan Files a Complaint Against Qualys for Patent Infringement in the Northern District of California.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: December 3, 2018	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer